UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On November 30, 2017, Scott J. Charles, the Company’s Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer) resigned from his position with Aralez Pharmaceuticals Inc. (the “Company”), effective immediately.

(c) On November 30, 2017, the Company promoted Michael Kaseta, 42, as the Company’s Head of Finance and Interim Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer), effective November 30, 2017.  Mr. Kaseta has served as the Company’s Corporate Controller since September 26, 2016.  Prior to joining the Company, Mr. Kaseta held various positions at Sanofi S.A. (“Sanofi”), including most recently Chief Financial Officer Sanofi North America, Global Services, from April 2015 through September 2016.  Mr. Kaseta was previously the Vice President Sanofi NA Pharma Controlling from January 2013 through April 2015, Vice President, Sanofi Financial Shared Services from March 2007 through December 2013 and Director of Technical Accounting from 2005 to 2007.

(e) The material economic terms of Mr. Kaseta’s compensation as Head of Finance and Interim Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer) are summarized below:

Annual Base Salary: Mr. Kaseta will receive an annual base salary of $350,000.

Target Bonus: Mr. Kaseta will be eligible for an annual performance-based incentive bonus with a target bonus opportunity equal to 35% of his annual base salary, provided that Mr. Kaseta remains employed by the Company.

Promotion Equity Award: In connection with his promotion, Mr. Kaseta was awarded 25,000 options to purchase shares of the Company’s common stock pursuant to the Company’s Amended and Restated 2016 Long-Term Incentive Plan.

A copy of the Company’s press release announcing these matters is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Aralez Pharmaceuticals Inc. Press Release, dated November 30, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2017	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Eric L. Trachtenberg
Eric L. Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary

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